SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15(d) of The Securities Act of 1934



Date of Report (Date of earliest event reported)	 December 18, 1996


  Cronus Corporation
(Exact name of registrant as specified in its charter)



               Nevada		                0-9297			36-3880744

( State or other			( Commission			( I.R.S. Employer
   jurisdiction			   File Number )			 Identification No.)
	of Incorporation )



	7660 E. Broadway Blvd., Suite 210,	Tucson, Arizona       	85710
( Address of principal executive offices )				( Zip Code )




Registrants telephone number, including area code:		(520) 885-1220










Item 1.		Changes in Control of Registrant.

	Pursuant to the letter dated December 11, 1996, from James Ashpole, terminating the Reorganization and Stock Exchange agreement dated July 8, 1996 (Exhibit 1), and the prior letter of concern (Exhibit 2) and the companys response letter (Exhibit 3), the company has returned to treasury the 13,070,074 shares of restricted common stock previously controlled by James Ashpole.

	Furthermore, according to an option agreement between Cronus Corporation and
R K Management Group L.C., dated December 15, 1995, R K Management Group L.C.
has purchased 2,000,000 shares of restricted common stock from Cronus
Corporation.  Jonathan Roberts, president of Cronus Corporation has 100 percent beneficial interest in R K Management Group L. C.  This acquisition brings the total shares controlled by Mr. Roberts to 3,000,000.


Item 2.		Acquisition or Disposition of Assets.

	Pursuant to the termination of the Reorganization and Stock Exchange Agreement dated July 8, 1996 (Exhibit 4) Black Diamond Mining Inc., is no longer a wholly owned subsidiary of Cronus Corporation. Therefore the assets of the Black Diamond Mining, Inc., including the Lelan-Dividend Mining
Claims (Exhibit 5), are no longer held by Cronus Corporation.


Item 3.		Bankruptcy or Receivership.

	None.

Item 4.		Changes in Registrants Certifying Accountant.

	None

Item 5.		Other Events.

	None.

Item 6.		Resignations of Registrants Directors.

	None.
Item 7.		Financial Statements and Exhibits.

	Exhibit 1, letter of termination of the Reorganization Agreement dated July 8,
1996 from James Ashpole.

Exhibit 2, letter to James Ashpole regarding recent information material to the reorganization agreement dated July 8, 1996.

Exhibit 3, letter to James Ashpole agreeing to the termination of the Reorganization and Stock Exchange Agreement.

Exhibit 4, Reorganization and Stock Exchange Agreement

Exhibit 5, description of the Lelan-Dividend Mining Claims.


Item 8.		Change in Fiscal Year.

	None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					    Cronus Corporation
						( Registrant )


Date:	 December 18, 1996		       s/s Jonathan Roberts
					  Jonathan Roberts, President

















EXHIBIT 1


December 11, 1996

Mr. Jon Roberts
600 South Freeman Road
Tucson, Arizona 85748

Re: Reorganization Agreement dated July 8, 1996

Dear Mr. Roberts:

I, James Ashpole, sole stockholder and 100% owner of Black
Diamond Mining corporation, and a party to the Reorganization Agreement by and between Black Diamond
Mining Corporation, Cronus Corporation, and Big Bug
Acquisition Company dated July 8, 1996 hereby terminate the
Reorganization Agreement due to the failure of Cronus
Corporation to meet the condition to Black Diamond's
Closing Obligation set forth in Article VI of the Reorganization Agreement as follows:

ARTICI.E VI:	Conditions to Black Diamonds
Closing Obligation

The obligation of Black Diamond to effect the transactions contemplated herein shall be subject to the satisfaction, on or before Closing, of each of the following condition.

6.01. Representations and Warranties True. The representations and warranties of Cronus and Acquiring
Corporation contained herein, in the Cronus disclosure
Schedule and in all certificates and other documents delivered by Cronus to Black Diamond pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of Closing.

6.02. Performance. Cronus shall have performed and complied with all agreements, obligations, conditions and covenants required by this Agreement to be performed or complied with by it on or prior to Closing.

6.03. Delivery of Audited Cronus Financial Statements.
Cronus shall deliver to Black Diamond, Audited Cronus
Financial Statements and the Financial statements required in the filing by Cronus of and for the three months ended
March 31, 1996, on form 10- Q.

6. 04. No Government Proceedings or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or entity or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which if successfully asserted would otherwise have a material and adverse effect on the conduct of the business or assets of Cronus or its subsidiaries.

6.05.	Delivery of Consideration. Cronus shall have
delivered that consideration set forth in Article I.

ARTICLE I: Merger

1.01. Closing. The closing of the transactions evidenced by this Agreement the ("Closing") shall take place at the law office of A.F. Schaffer, P.C.,
2700 N. Central Ave. Suite 1500, Phoenix Az. 85004, (or such other place as the parties may agree, telephonically or in person) at 10:00 a.m. local time on Wednesday, July
12, 1996 (the Closing Date" ); provided, however, either party may, for any reason, postpone the Closing Date for a period up to fifteen ( 15 ) days. In addition, the Closing
Date may be postponed to a later time and date by mutual agreement of the parties but provided, however, the Closing
Date shall not be extended beyond July 31, 1996, without the consent of all parties hereto. If the Closing Date as postponed, all references to the Closing Date in this Agreement shall refer to the postponed date. At Closing, Black Diamond shall deliver to Cronus all of its files, documents, papers, agreements, books of account and records pertaining to its business.

1.02. t5urviving Corporation. Acquiring Corporation shall be merged with and into Black Diamond, which may herein sometimes referred to as Surviving Corporation. " The
Merger shall become effective on the filing date of the Articles of Merger with the appropriate State Authorities.

(a) Articles of Incorporation. The articles of incorporation of Black Diamond, as in effect immediately prior to the execution and delivery of this Agreement, shall be the articles of the Surviving Corporation and shall thereafter continue to be its articles until duly amended or repealed.



(b) Bylaws. The bylaws of Black Diamond, as in effect immediately prior to the execution and delivery of this Agreement, shall be the bylaws of the Surviving Corporation and shall thereafter continue to be its bylaws until duly amended or repealed.

(c) Directors. The directors of Cronus and Black Diamond, after fulfillment of the conditions precedent to effectiveness of this Agreement, shall be Mr. Jon Roberts and Mr. George Hennessy.

(d) Executive Officer. The chief executive officer of Cronus and Black Diamond, after fulfillment of the conditions precedent to effectiveness of this Agreement, shall be Mr. Jon Roberts. Mr. Roberts shall hold off ice after the execution and delivery hereof for the term to which he has been elected or appointed, subject to the provisions set forth on the bylaws governing the respective corporations.

1.03. Terms of the Merger. Upon the execution and delivery of this Agreement and the effectiveness of the Merger, each share of the issued and outstanding stock of Acquiring
Corporation shall, (.i) by virtue of the Merger and without any action on the part of the holder thereof, (a) cease to exist and shall be canceled and retired, (ii) each share of the issued and outstanding stock of Black Diamond shell by virtue of the merger and without any action on the part of the holders thereof, be converted into the right to receive, upon surrender of the certificate representing such shares, the consideration set forth under paragraph
1.04 hereof, (b) and (i ) Black Diamond shall issue 100 shares of newly issued common stock to Cronus.

1.04. Consideration. In consideration for the Merger,
Cronus shall issue and deliver, upon fulfillment of the conditions precedent hereto, that number of shares as shall then be no less than eighty percent (80%) of all the outstanding common stock of Cronus, following such issuance. The certificates representing shares to be issued shall be delivered to the shareholders of slack Diamond at closing. The aforesaid shares shall be fully-paid and non-assessable shares of the common stock of Cronus, all of which shall be restricted," as defined in Regulation D and Rule 144 under the securities Act of 1933, as amended (the
Securities Act). James Ashpole has agreed to also cause the transfer, at the appropriate time or times by mutual agreement, to 8lack Diamond the following assets (a) The
Black Diamond Mine Claims 1- 19, (b) Gila Mine Claims 1-10,
(c) 50,000 acres of Tennessee land. If delivery of a Cronus share is to be made to a person other than one in whose name the Black Diamond certificate is re9istered, it shell be a condition of payment that the certificate shall be properly endorsed or otherwise in all farm for transfer on delivery and the person requesting such shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the certificate so surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Upon and after the execution and delivery of this Agreement, no transfer of stock outstanding prior to said date shall be made on the stock transfer books of the Surviving Corporation.

1 05. Certain Effects of the Merger. Upon effectiveness of this Agreement, the separate existence of Acquiring
Corporation shall cease, and Acquiring Corporation shall be merged with and into Black Diamond, which, as the Surviving
Corporation, shall possess all the assets, properties, rights, privileges, powers and franchises of a public or of a private nature, and be subject to all liabilities, restrictions, disabilities and duties of Acquiring
Corporation. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurances of law or any things are necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, the title to any property or rights of Acquiring Corporation, the Last acting officers and directors of acquiring Corporation (or the corresponding officers and directors of the Surviving Corporation) shall execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purpose and intent of this Agreement.

1.06. Filing of Certificate of Merger. As soon as practicable after the effectiveness of this Agreement, Black Diamond and Acquiring Corporation shall deliver for filing duly executed Articles of Merger as required by Title 10 of the Arizona Business Organizations Law and the
Nevada Corporation Code, and will take such other and further action in connection therewith, as may be required by Arizona and Nevada law to make the Merger effective as soon as practicable thereafter.

1.07. Sales of Shares. The parties hereto agree that any sales of shares of Cronus common stock, held by the Officers, Directors of Cronus and all parties to this Agreement, shall be in strict accordance with State and Federal laws, rules and regulations and shall be agreed upon by said parties prior to sale.

1.08. Protection Against Dilution. Upon the effectiveness of this Agreement, Cronus shall not, without the written approval of James Ashpole, or a vote of 80% of the issued and outstanding shares of common stock of Cronus, declare or pay any dividend payable in stock or securities convertible into common stock, or take any action to change the number of outstanding shares of the common stock by split up, reverse split, combination or recapitalization, or declare or pay any dividend or distribution on its common stock other than an ordinary cash dividend which shall be approved by the Board of Directors ) or take any action to merge into or consolidate with, or sell all or substantially all its assets to any other corporation or enter into any transaction as a result of which the separate existence of Cronus would terminate.

I, James Ashpole, further state that I have not received
80% of the issued and outstanding shares of common stock of Cronus Corporation, the consideration to effect and close the Reorganization Agreement nor have I agreed to on extension and/or amendment to any term and(oz terms of the Reorganization Agreement as required under Article IX,
Section 9.07:

9.07. No Oral Notification. This Agreement may be amended solely in writing, and only after the mutual agreement of the parties.

I, James Ashpole, further state that the requirement to deliver 80% of the issued and outstanding shares of Cronus
Corporation as consideration, at closing, and once issued, the 80g ownership and control of Cronus Corporation by me, James Ashpole shall be maintained for a period of two years from date of closing, which, as of this date, December 11, I996, has not occurred, as set forth in Article IX, Section
9.08 as follows:

9.08. Survival of representation, Warrantees end Covenant.
The representations, warranties, covenants and agreements contained herein shall survive Closing for s period of two years at which time they shall expire.

Therefore, I, James Ashpole, have no alternative but to terminate the Reorganization Agreement, effective immediately, as set forth in Article VIII, article 8.01 as follows:

8.01. Methods of termination. This Agreement may be
terminated and the acquisition evidenced hereby abandoned
at any time prior to Closing by:
(a)	Mutual written consent of Black Diamond, Cronus
and Acquiring Corporation;

(b) Black Diamond if those conditions provided for in
Article VI of this Agreement shall not have been met or waived in writing by Black Diamond on or prior to July 31, 1996;

I, James Ashpole, require that the Procedure upon Termination set forth in Article VIII, Section 8.02 as follows:

8.02. Procedure Upon Termination. In the event of termination and abandonment pursuant to subsections (b) or
(c) of Section 8.01 hereof, written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate and the transactions contemplated hereby shall he abandoned without further action by either party If this Agreement is terminated as provided herein:

(a)	each party will return all documents, work
papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and,

(b) all Proprietary Information received by any party hereto with respect to the business of the other party or its subsidiaries shall not at any time be used for the advantage of, or disclosed to third Persons by, such party for any reason whatsoever, except as contemplated in
Article V, Section 5.02 hereof.

These provisions shall be immediately complied with as soon as the Notice is received as set forth an Article IX,
Section 9.02 as follows:

9.0Z. Notices, All notices and other communications hereunder shall be in ,writing and shall be deemed to have been given on the date of receipt if delivered in person or three days after such is sent by prepaid, first class, registered or certified mail, return receipt requested, or, again, on the date of receipt if sent by facsimile as follows: if to Black Diamond, Mr., James Ashpole, 8026 W.
Aster Dr,, Peoria, AZ 85381, and if to Cronus, Mr. Jon
Roberts at 660 S. Freeman Rd., Tucson, Arizona 85?48, (520)
75I-4585.

I, James Ashpole, since executing the Reorganization
Agreement July 8, 1996, have continued to own and operate slack Diamond Mining Corporation and as of this date retain
100% ownership and control of Black Diamond Mining
Corporation and the Leland-Dividend Group, the principal asset.

I, James Ashpole, have never been an officer, director, and/or 80% shareholder of Cronus Corporation, or responsible for any of the action and/or commitments of Cronus Corporation and/or Big Bug Acquisition Company.
Sincerely yours,

s/s	James Ashpole
































EXHIBIT 2
CRONUS CORPORATION

December 4, 1996



Mr. James Ashpole
8026 West Aster Drive
Peoria, Arizona  85381

Dear Mr. Ashpole:

	I am writing to update you on the current status of matters involving Black
Diamond and Cronus.

	As you know, Cronus Corporation and Black Diamond Mining entered into a number of agreements surrounding the acquisition of the Black Diamond mining interests. Pursuant to Section 2.2 (C) of the purchase agreement, it was warranted that the Leland-Dividend Mine has an appraised value of $35,000,000 and a certified financial statement of at least $20,000,000.
Our auditors, Addison, Roberts & Ludwig,P.C.have reviewed the appraisal of the Leland-Dividend and have had a report prepared analyzing the appraisal. The auditors have pointed out that Schnepf Ellsworth
Appraisal Group are not qualified in Arizona to give a mining appraisal. Enclosed please find the report of GSA Resources, Inc. which details the main shortcomings of the appraisal and demonstrates why the auditors believe they cannot rely on the appraisal.

	The auditors have also review the audited balance sheet of Black Diamond as of
March 31, 1996 and are also unable to rely on that audit as there are no supporting documents nor working papers.

	Additionally, it has been represented that the Leland-Dividend Mining Claims are patented. We have just learned that the surface rights to the area were deeded back to the Federal Government back in 1966 and 1967, which makes it clear that the Leland-Dividend claims are not patented. Enclosed are copies of the deeds. If you could provide any additionally information regarding this please inform us.

	We have received a copy of the threatened lawsuit by Lerch, McDaniel, DePrima
& Kaup, P.L.C. against Black Diamond Mining over alleged legal fees.
This potential liability was not disclosed pursuant to the reorganization agreement.  Specifically,Section 2.14 warrants that there are no pending or threatened litigation actions against Black Diamond.

	On another note, we have received a report on the Winslow Homer painting that you had agreed to contribute to the company.  It appears that the Winslow Homer catalogue experts are of the opinion that it is not a genuine Homer.

	The previous items are of concern to Cronus as they have not been previously disclosed and they have a real impact on the reorganization agreement.
Because of the effects these items may have on Cronus obligations to disclose such information in our SEC filings and annual report, we would therefore like to review the status of the reorganization agreement in light of the implications of the above.  If you have any
questions regarding this matter, please do not hesitate to contact me.

					Sincerely,



					Jonathan Roberts
					President




























EXHIBIT 3
CRONUS CORPORATION

December 18, 1996



Mr. James Ashpole
8026 West Aster Drive
Peoria, Arizona  85381

Dear Mr. Ashpole:

	On behalf of Cronus Corporation I am in receipt of your letter dated December
11, 1996, which terminates the July 8, 1996 Reorganization Agreement.  While we
disagree with your characterization that Cronus has not complied with the terms of the Reorganization Agreement, we are more than happy to accept your termination of that agreement.  Please tender the 13,070,074 shares of
Cronus Stock issued to you pursuant to the agreement at the below address, and we will then return the shares of Black Diamond Mining Inc. that are held by Cronus.

	Cronus Corporation has spent approximately $150,000 on behalf of Black Diamond Mining Inc. removing and trucking tailings from the Leland-Dividend mine.
The project was proposed and managed by you. You claimed that the tailings were assayed at .2 ounces of gold per ton. You provided us with assays from samples you prepared which indicated .2 ounces per ton, which now appear to have been high-graded, as the smelter assay indicated .04 ounces per ton.
At your direction, we paid for the removal, loading and transportation of approximately 700 tons of material to the smelter, only to earn Black
Diamond Mining a smelter receipt of approximately $2,700, which you received.

	It light of the above, as well as the reasons stated in my December 4, 1996 letter to you, it is in the best interst of the Company to terminate the
Reoganization Agreement.  If you have any questions regarding this matter, please do not hesitate to contact me.

Sincerely,


s/s  Jonathan Roberts,	President






EXHIBIT 4
REORGANIZATION AGREEMENT


BLACK DIAMOND MINING CORPORATION
(an Arizona corporation)
and
CRONUS CORPORATION
(a Nevada corporation)
and
BIG BUG ACQUISITION COMPANY
(a Arizona corporation)
July 8, 1996












TABLE OF CONTENTS
ARTICLE I:	Acquisition


1.01.	Closing
		5
1.02.	Surviving
		5
1.03.	Terms of the Merger
		6
1.04.	Payment for Shares
		6
1.05.	Certain effects of the Merger
		7
1.06.	Filing of the Certificate of Merger
		7
1.07.	Sales of Shares
		7
      1.08.	Protection Against Dilution
		7


ARTICLE II:  Representations and Warranties of Black Diamond to Cronus and
Acquiring 		Corporation

2.01.	Corporate Organization
		7
2.02.	Authorization
		8
2.03.	Compliance with Law
		8
2.04.	No Violations
		8
2.05.	Shareholder Interest
		8
2.06.	Subsidiaries and Affiliates
		8 2.07.	Consents and Approvals of Government Authorities
			8
2.08.	Financial Statements
		8
2.09.	No Undisclosed Liabilities or Obligations
		8
2.10.	Absence of Certain Changes
		9
2.11.	Title to Properties; Encumbrances
		10
2.12.	Contracts and Commitments; No Default
		11
2.13.	Leases
		12
2.14.	Litigation
		12
2.15.	Tax Returns
		13
2.16.	Permits and Licenses
		13
2.17.	Disclosure
		13

ARTICLE III:  Representations and Warranties of Cronus and Acquiring
Corporation to 			Black Diamond

3.01.	Corporate Organization
		13
3.02.	Authorization
		14
3.03.	Compliance with Law
		14
3.04.	No Violations
		14
3.05.	Subsidiaries and Affiliates
		14
3.06.	Consents and Approvals of Government Authorities
		14
3.07.	Financial Statements
		14
3.08.	No Undisclosed Liabilities or Obligations
		15
3.09.	Absence of Certain Changes
		15
3.10.	Title to Properties; Encumbrances
		16
3.11.	Contracts and Commitments; No Default
		17
3.12.	Litigation
		18
3.13.	Tax Returns
		18
3.14.	SEC Reports
		18
3.15.	Disclosure
		19
3.16	Corporate Status
		19


ARTICLE IV:  Conduct of Black Diamond Pending Closing

4.01.	Regular Course of Business
		19
4.02.	Capital Changes
		19
4.03.	Subsidiaries
		19
4.04.	Organization
		20
4.05.	Contracts
		20
4.06.	No Default; Amendment
		20
4.07.	Compliance with Laws
		20
4.08.	Tax Returns
		20
4.09.	No Acquisitions
		20


ARTICLE V:	Obligations of Cronus, Acquiring Corporation and Black Diamond
Pending 			Closing

5.01	Full Access
		20
5.02.	Confidentiality
		20
5.03.	Audited Financial Statements
		21
5.04.	Further Assurances
		21
5.05.	Public Announcements
		21

ARTICLE VI:  Conditions to Black Diamonds Closing Obligation

6.01	Representations and Warranties True
		21
6.02.	Performance
		21
6.03.	Delivery of Audited Cronus Financial Statements
		21
6.04.	No Governmental Proceedings or Litigation
		22
6.05	Delivery of Consideration
		22

ARTICLE VII:  Conditions to Cronus and Acquiring Corporation's Closing
Obligations

7.01.	Representations and Warranties True
		22
7.02.	Performance
		22
7.03.	Delivery of Audited Black Diamond Financial Statements
		22
7.04.	Delivery of Appraisal
		22
7.05.	No Governmental Proceedings or Litigation
		22

ARTICLE VIII:  Termination and Abandonment

8.01.	Methods of Termination
		22
8.02.	Procedure Upon Termination
		23


ARTICLE IX:  General Provisions

9.01.	Waiver
		23
9.02.	Notices
		23
9.03.	Entire Agreement
		23
9.04.	Headings
		23
9.05.	Governing Law
		23
9.06.	Counterparts
		23
9.07.	No Oral Modification
		24
9.08.	Survival of Representations, Warranties and Covenants
		24
9.09.	Severability
		24
9.10.	Successor and Assigns
		24
9.11.	Brokers
		24
9.12.	Expenses
		24




























	THIS REORGANIZATION AGREEMENT (Agreement) made and entered into this 8th day of July, 1996 (Execution Date), by and between Black Diamond Mining, Corporation ( Black Diamond), a privately-held Arizona corporation, Cronus Corporation (Cronus), a publicly-held Nevada corporation, and Big Bug Acquisition Company (Acquiring Corporation), a Arizona corporation which was wholly-owned by Cronus specifically and solely for the purpose of acquiring Black Diamond as a wholly-owned subsidiary of Cronus in an Reorganization or Reverse Triangular Merger (Merger),

WITNESSETH:

WHEREAS, Cronus intends to acquire (through a reverse triangular Merger between Black Diamond and Acquiring Corporation) Black Diamond and its business;

WHEREAS, Acquiring Corporation is currently a wholly-owned subsidiary of Cronus; and

WHEREAS, the respective boards of Black Diamond, Cronus and Acquiring Corporation and the sole stockholders of Black Diamond and Acquiring Corporation (deeming it advisable for the benefit of each corporation and their respective stockholders that Cronus acquire through the Merger Black Diamond as a wholly-owned subsidiary) have approved this Agreement, subject to the conditions precedent to Closing set forth in Articles VI and VII hereof, and, therefore, have agreed that Acquiring Corporation be merged with and into Black Diamond and that Cronus thereby, through its subsidiary, Acquiring Corporation, acquire the business and prospects of Black Diamond;

NOW, THEREFORE, in consideration of the above and foregoing premises and the mutual terms, covenants, representations, warranties, covenants and conditions set forth herein, and such other and further consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES
HEREBY ADOPT THIS AGREEMENT AS A TAX-FREE REORGANIZATION UNDER SECTION 368(a) OF THE INTERNAL REVENUE CODE AND AGREE AS FOLLOWS:

ARTICLE I: Merger

1.01.	Closing. The closing of the transactions evidenced by this Agreement the
(Closing) shall take place at the law office of  A.F. Schaffer, P.C., 2700
N. Central Ave. Suite 1500, Phoenix Az. 85004, (or such other place as the parties may agree, telephonically or in person) at 10:00a.m. local time on Wednesday, July 12, 1996 (the Closing Date); provided, however, either party may, for any reason, postpone the Closing Date for a period up to fifteen (15) days. In addition, the Closing Date may be postponed to a later time and date by mutual agreement of the parties but provided, however, the Closing Date shall not be extended beyond July 31, 1996, without the consent of all parties hereto. If the Closing Date is postponed, all references to the Closing Date in this Agreement shall refer to the postponed date. At Closing, Black Diamond shall deliver to Cronus all of its files, documents, papers, agreements, books of account and records pertaining to its business.

1.02.	Surviving Corporation.   Acquiring Corporation shall be merged with
and into Black Diamond, which may herein sometimes referred to as Surviving Corporation. The Merger shall become effective on the filing date of the Articles of Merger with the appropriate State Authorities.

(a)	Articles of Incorporation.  The articles of incorporation of Black
Diamond, as in effect immediately prior to the execution and delivery of this Agreement, shall be the articles of the Surviving Corporation and shall thereafter continue to be its articles until duly amended or repealed.

(b)	Bylaws. The bylaws of Black Diamond, as in effect immediately prior to the execution and delivery of this Agreement, shall be the bylaws of the Surviving Corporation and shall thereafter continue to be its bylaws until duly amended or repealed.

(c)	Director. The directors of Cronus and Black Diamond, after fulfillment of the conditions precedent to effectiveness of this Agreement, shall be Mr. Jon Roberts and Mr. George Hennessey.

(d) Executive Officer. The chief executive officer of Cronus and Black Diamond, after fulfillment of the conditions precedent to effectiveness of this Agreement, shall be Mr. Jon Roberts. Mr. Roberts shall hold office after the execution and delivery hereof for the term to which he has been elected or appointed, subject to the provisions set forth in the bylaws governing the respective corporations.

1.03.	Terms of the Merger.  Upon the execution and delivery of this
Agreement and the effectiveness of the Merger, each share of the issued and outstanding stock of Acquiring Corporation shall, (i) by virtue of the Merger and without any action on the part of the holder(s) thereof,
(a) cease to exist and shall be canceled and retired, (ii) each share of the issued and outstanding stock of Black Diamond shall by virtue of the merger and without any action on the part of the holders thereof, be converted into the right to receive, upon surrender of the certificate representing such shares, the consideration set forth under paragraph 1.04 hereof, (b) and (iii) Black Diamond shall issue 100 shares of newly issued common stock to Cronus.

1.04.	Consideration.  In consideration for the Merger, Cronus shall issue and deliver, upon fulfillment of the conditions precedent hereto, that number of shares as shall then be no less than eighty percent (80%) of all the outstanding common stock of Cronus, following such issuance.
The certificates representing shares to be issued shall be delivered to the shareholders of Black Diamond at closing. The aforesaid shares shall be fully-paid and non-assessable shares of the common stock of Cronus, all of which shall be restricted, as defined in Regulation D and Rule 144 under the Securities Act of 1933, as amended (the Securities Act).
James Ashpole has agreed to also cause the transfer, at the appropriate time or times by mutual agreement, to Black Diamond the following assets
(a) The Black Diamond Mine Claims 1-19, (b) Gila Mine Claims 1-10,
(c) 50,000 acres of Tennessee land. If delivery of a Cronus share is to be made to a person other than one in whose name the Black Diamond certificate is registered, it shall be a condition of payment that the certificate shall be properly endorsed or otherwise in all form for transfer on delivery and the person requesting such shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the certificate so surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Upon and after the execution and delivery of this Agreement, no transfer of stock outstanding prior to said date shall be made on the stock transfer books of the Surviving Corporation.

1.05.	Certain Effects of the Merger.  Upon effectiveness of this Agreement, the separate existence of Acquiring Corporation shall cease, and Acquiring Corporation shall be merged with and into Black Diamond, which, as the Surviving Corporation, shall possess all the assets, properties, rights, privileges, powers and franchises of a public or of a private nature, and be subject to all liabilities, restrictions, disabilities and duties of Acquiring Corporation. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurances of law or any things are necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, the title to any property or rights of Acquiring Corporation, the last acting officers and directors of Acquiring Corporation (or the corresponding officers and directors of the Surviving Corporation) shall execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purpose and intent of this Agreement.

1.06.	Filing of Certificate of Merger.  As soon as practicable after the effectiveness of this Agreement, Black Diamond and Acquiring Corporation shall deliver for filing duly executed Articles of Merger as required by Title 10 of the Arizona Business Organizations Law and the Nevada Corporation Code, and will take such other and further action in connection therewith, as may be required by Arizona and Nevada law to make the Merger effective as soon as practicable thereafter.

1.07.	Sales of Shares.	The parties hereto agree that any sales of shares
of Cronus common stock, held by the Officers, Directors of Cronus and all parties to this Agreement, shall be in strict accordance with State and Federal laws, rules and regulations and shall be agreed upon by said parties prior to sale.

1.08.	Protection Against Dilution. 	Upon the effectiveness of this Agreement,
Cronus shall not, without the written approval of James Ashpole, or a vote of 80% of the issued and outstanding shares of common stock of Cronus, declare or pay any dividend payable in stock or securities convertible into common stock, or take any action to change the number of outstanding shares of the common stock by split up, reverse split, combination or recapitalization, or declare or pay any dividend or distribution on its common stock other than an ordinary cash dividend ( which shall be approved by the Board of Directors) or take any action to merge into or consolidate with, or sell all or substantially all its assets to any other corporation or enter into any transaction as a result of which the separate existence of Cronus would terminate.


ARTICLE II:	Representations and Warranties of Black Diamond to Cronus and
Acquiring Corporation

Black Diamond hereby represents and warrants to Cronus and Acquiring Corporation that, as of Closing:

2.01	Corporate Organization.   Black Diamond ( which term  for purposes of
this Article II shall include any and all subsidiaries of Black Diamond, if any), (a) is duly organized, validly existing and in good standing under the laws of the state of its organization and has all power and authority necessary to carry on its business as now being conducted and to own, lease or operate its properties and assets and (b) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing.
With in 30 days of Closing, a schedule shall be initialed and delivered by Black Diamond to Cronus and Acquiring Corporation (the Black Diamond Disclosure Schedule) which lists in paragraph 2.0l thereof all jurisdictions in which Black Diamond is qualified or licenses to do business and has true, correct and complete copies of the articles and bylaws of Black Diamond as presently in effect attached, as well as a Certificate of Existence/Authority from the various states of organization, and Certificates of Authority to do Business in each and every jurisdiction requiring such for the conduct of the business or operations of Black Diamond.

2.02.	Authorization.   Black Diamond has full corporate power and
authority to enter into this Agreement and to carry out the transactions contemplated hereby. The board of directors governing Black Diamond has duly taken all action required by law and its governing documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered and no other individual or corporate action is necessary. This Agreement is a valid and binding obligation of Black Diamond and is enforceable in accordance with its terms, except to the extent that: (a) the enforcement of certain rights and remedies created by this Agreement is subject to bankruptcy, insolvency, reorganization and similar laws of general application affecting the rights and remedies of the parties, and (b) the enforceability of any particular provision of this agreement under principles of equity or the availability of equitable remedies (such as specific performance, injunctive relief waiver or other equitable remedies) is subject to the discretion of court.

2.03.	Compliance with laws.  Black Diamond is in material compliance with all laws, regulations and orders applicable to its businesses. Black Diamond has not received any notification that it is in violation of any law, regulation or order and no material violation exists.

2.04.	No Violations.  Neither the execution and delivery of this
Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of the articles or bylaws of Black Diamond, (b) violate, be in conflict with, constitute a default (or an event which, with or without due notice or lapse of time, or both), would constitute a default under, or cause or permit the acceleration of the maturity of any (i) debt, (ii) obligation,
(iii) contract, (iv) commitment or (v) other agreement to which Black Diamond is a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrances or charge of any kind upon any of the property or assets of Black Diamond under any debt, obligation, contract, agreement or commitment to which Black Diamond is a party or by which Black Diamond is bound, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority by which Black Diamond is a party.

2.05.	Shareholder Interests.  The authorized and outstanding capital interests of Black Diamond are set forth in paragraph 2.05 of the Black Diamond Disclosure Schedule, each of the interests listed in paragraph
2.05 have been fully paid for and no amount is owing Black Diamond in regards thereof and the same are owned free and clear if any and all liens and encumbrances of any kind whatsoever. There are no outstanding options, warrants, conversion privileges or other rights to purchase or acquire any interest in Black Diamond and there were no contracts, commitments, understandings, arrangements or restrictions by which Black Diamond is bound to issue any additional interests.

2.06.	Subsidiaries and Affiliates.  Black Diamond has no subsidiaries or affiliates.

2.07.	Consents and Approvals of Government Authorities.  No consent, approval or authorization of or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Black Diamond and the consummation of the transactions contemplated hereby.

2.08.	Financial Statements.  Black Diamond, prior to Closing, shall furnish
Cronus and Acquiring Corporation with an audited balance sheet of Black Diamond as of March 31, 1996, and reviewed March 31, 1994 (the Black
Diamond Balance Sheets), as well as footnotes thereto (collectively, the Black Diamond Footnotes). The Black Diamond Balance Sheets, and Footnotes shall have been audited and examined by independent certified public accountants. The Black Diamond Balance Sheets, and Footnotes shall be in accordance with the books and records of Black
Diamond and shall present fairly the assets, liabilities and financial condition of Black Diamond as of the date thereof, all in accordance with generally accepted accounting principles (GAAP) consistently followed and presented in accordance with the rules and regulations promulgated under the Securities Act and the Securities Exchange Act of 1934, as amended (the Exchange Act).

2.09.	No Undisclosed Liabilities or Obligations.  The Black Diamond Balance
Sheets shall reflect in the appropriate category or categories all material liabilities and obligations of Black Diamond as of the date thereof and as of Closing Black Diamond shall have no material obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due (herein liabilities)) except
(a) liabilities which have been fully reflected or reserved against in the Black Diamond Balance Sheets, which reserves are appropriate and reasonable, (b) liabilities incurred in the ordinary course of business and consistent with past practice since the date of the Black Diamond
Balance Sheets and (c) as otherwise set forth in paragraph 2.09 of the Black Diamond Disclosure Schedule.

2.10.	Absence of Certain Changes. Except for the execution of this
Agreement and the consummation of the transactions contemplated herein and as set forth in paragraph 2.10 of the Black Diamond Disclosure Statement, from the date of the Black Diamond Balance Sheet and to Closing, Black Diamond shall not have:

(a)	suffered any material and adverse change in its financial conditions, working capital, assets, liabilities, reserves, business, operations or prospects;

(b)	suffered any loss, damage, destruction or other casualty material and adversely affecting any of the properties, assets or business of Black Diamond (whether or not covered by insurance);

(c) borrowed or agreed to borrow any funds or incurred, or assumed or became subject to, whether directly or by way of guarantee or otherwise, any obligation or liability except obligations and liabilities incurred in the ordinary course of business and consistent with past conduct;

(d)	paid, discharged or satisfied any claims, liabilities or obligations, other than payments, discharges or satisfactions in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Black Diamond Balance
Sheets or incurred in the ordinary course of business and consistent with past practice since the date of the Black Diamond Balance Sheets;

(e)	permitted or allowed any of its property or assets (real, personal or mixed, tangible or intangible) to he subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind other than in the ordinary course of business;

(f)	written down the value of any inventory or written off as
un-collectable any notes or accounts receivable;

(g)	canceled any debts or waived any claims or rights of substantial value, or sold, transferred, or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible) other than in the ordinary course of business;

(h)	 licensed or disposed of or permitted to lapse any rights to the use of
any patent, trademark,	trade name, technology, process, or other intangible
asset, copyright, or disposed of or disclosed to any person any such matters not theretofore a matter of public knowledge;

(i)	granted any general increase in the compensation of its directors,
officers or employees	(including any such increase pursuant to any
bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any such director, officer or employee;

(j)	made any capital expenditure or commitment in excess of $50,000 individually or in excess of $50,000 in the aggregate for additions to property, plant or equipment;

(k)	 declared, paid or set aside for payment any distribution in respect of its proprietary interests (directly or indirectly) or redeemed, purchased or otherwise acquired any of its outstanding proprietary interests or other securities;

(l)	made any change in any method of accounting practice;

(m)	paid, loaned or advanced any amounts to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its directors, officers or affiliates;

(n)	entered into any other transaction, contract or commitment other than in the ordinary course of business;

(o)	been subject to any other event or condition of any character that has or might reasonably have a material and adverse effect upon its financial condition, business, assets or properties; or

(p)	agreed, whether in writing or otherwise, to take any action described in this paragraph.

2.11.	Title to Properties; Encumbrances. The Black Diamond Balance Sheets
shall reflect in the appropriate category or categories all assets of Black Diamond (real, personal and mixed, tangible and intangible) as of the dates thereof since the date of the latter of said balance sheets and to the Closing Date, Black Diamond shall not have acquired or disposed of any assets (herein assets) except (a) assets acquired or disposed of in the ordinary course of business and consistent with past practice since the date of the Black Diamond balance Sheet or (b) as otherwise set forth in paragraph 2.11 of the Black Diamond Disclosure Schedule. Black Diamond has good and marketable title to, or a valid leasehold interest in, all such assets and each is disclosed, as appropriate, in the Black Diamond Balance Sheets. None of such properties or assets is subject to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind except the following:
(a) liens which are shown on the Black Diamond Balance Sheets securing specified liabilities or obligations with respect to which no default exists; (b) liens reflected in paragraph 2.11 of the Black Diamond Disclosure Schedule; (c) minor imperfections of title, if any, none of which (individually or in the aggregate) is substantial in amount, materially detracts from the value or impairs the existing me of the property subject thereto, or impairs the operations of the entity owning the same, and (d) liens for current taxes not yet due and payable.

2.12.	Contracts and Commitments; No Default.  Paragraph 2.12 of the Black
Diamond Disclosure Schedule lists all material contracts and commitments to which Black Diamond is a party, including promissory notes, as of the date thereof, except as shall be set forth in Paragraph 2.12 of the Black Diamond Disclosure Schedule:

(a)	Black Diamond has no employment agreement with any officer, director, employee or agent, nor any agreement that contains any severance or termination pay liabilities or obligations;

(b)	Black Diamond has no employee to whom it is paying aggregate direct remuneration at the annual rate of more than $50,000 for services rendered or commissions at a rate which (based on sales by such employee during the last fiscal year would exceed $50,000;

(c)	Black Diamond does not have any collective bargaining or union contract agreements;

(d)	Black Diamond is not restricted by agreement from carrying on any of its businesses or any part thereof anywhere in the world or from competing in any line of said businesses with any person;

(e)	Black Diamond has no debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation, of others;

(f)	Black Diamond has no outstanding loan to any person;

(g)	Black Diamond has no obligation or liability as guarantor, surety, consignor, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any other person;

(h)	Black Diamond is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person;

(i)	Black Diamond is not a party to any agreement, contract, commitment or loan to which any of its directors, officers or affiliates or any of their affiliates is a party;

(j)	there are no outstanding sales or purchases contracts, commitments or proposals of Black Diamond which will result in any loss exceeding $10,000 upon completion or performance thereof, alter allowance for direct distribution expenses, except sales or purchase contracts, commitments or proposals which, in the aggregate, call for fixed and/or contingent payments thereunder of less than $10,000 per year;

(k)	Black Diamond is not a party to any purchase or sale contract or agreement which has exceeded or will exceed 10% of the gross revenues, as provided under GAAP, in the twelve (12) month fiscal period;

(1)	Black Diamond is not under any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, retailers or other customers;

(m)	Black Diamond has not given any irrevocable power of attorney to any person, firm, corporation or other entity for any purpose whatsoever, except the appointment of agents to accept service of process, and

(n)	except for agreements, contracts, commitments or restrictions referred to in this section or elsewhere specifically disclosed pursuant to this Agreement, Black Diamond has no agreement, contract, commitment or restriction which is material to any of its businesses, operations or prospects (for the purpose of this subsection, any agreement, contract, commitment or restriction may be deemed "immaterial" if it is a purchase or sale contract or agreement which has not exceeded or will not exceed
10% of the gross revenues, as provided under GAAP, in the 12 month fiscal period or if it may be canceled 30 days notice without premium, penalty or forfeiture and it calls for fixed and/or contingent payments thereunder of less than $10,000 per year).

All contracts, agreement, commitments or restrictions referred to in this section are valid and enforceable in accordance with their respective terms and Black Diamond is not in default in the performance of any of its obligations thereunder and is not aware of any event of default that has occurred which (whether with or without notice, lapse of time, or both, or the happening or the occurrence of any other event) would constitute a default thereunder.

2.13.	Leases.  Paragraph 2.13 of the Black Diamond Disclosure Schedule
lists all material leases to which Black Diamond is a party. All such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect. Except as set forth in said paragraph of the Black Diamond Disclosure Schedule, (a) there are no existing defaults by Black Diamond or any other party (including its subsidiaries) under any lease, (b) no event of default has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any lease and (c) all lessors under the leases have consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement.

2.14.	Litigation.  There is no legal, administrative, arbitration or other proceeding, claims or action of any nature or investigation pending or threatened against or involving Black Diamond, or which questions or challenges the validity of this Agreement, or any action to be taken by Black Diamond pursuant to this Agreement or in connection with the transactions contemplated hereby, and Black Diamond does not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation. Black Diamond is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on their respective business practices or on its ability to acquire any property or conduct its businesses in any area.

2.15.	Tax Returns.  It is understood that even though it has previously had very limited operations and no income, Black Diamond may not have filed all federal, state and local tax reports and returns required to have been filed by it and may not have paid all taxes or other charges which may be claimed. Further, the reserves for taxes which may be reflected in the Black Diamond financial statements may be inadequate. All filings due shall be completed within 30 days after closing.

2.16.	Permits and Licenses.  Black Diamond has, to the best of its knowledge, obtained all necessary permits and licenses required in the operation and conduct of its businesses, all of which are now valid and in good standing, further, none of such unduly burdens or restricts Black Diamond in the ordinary course of its businesses; and, further, Black Diamond has complied with all commitments and obligations under all such items.

2.17.	Disclosure.  No representations or warranties by Black Diamond in this
Agreement and no statement contained in any document (including, without limitation, the Black Diamond Disclosure Schedule), certificate, or other writing furnished by Black Diamond to Cronus or Acquiring Corporation pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading; further, there are no facts unknown to Black Diamond which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition
(financial or otherwise), results of operations, assets, liabilities or businesses of Black Diamond which have not been disclosed in this Agreement.


ARTICLE III: Representations and Warranties of Cronus and Acquiring Corporation to Black Diamond

Cronus and Acquiring Corporation hereby represent and warrant to Black Diamond that, as of Closing:

3.01.	Corporate Organization. Cronus and each of its subsidiaries (a) are duly organized, validly existing and in good standing under the laws of the state of their organization and have all corporate power and authority necessary to carry on their business as now being conducted and to own, lease or operate their respective properties and assets and
(b) are duly qualified or licensed to do business as foreign corporations in good standing in every jurisdiction in which the character or location of the properties and assets owned, leased or operated by them or the conduct of their business requires such qualification or licensing. A schedule shall be initialed and delivered by Cronus to Black Diamond
(the Cronus Disclosure Schedule) which lists in Paragraph 3.01 thereof all jurisdictions in which Cronus and its subsidiaries are qualified or licensed to do business, and has true, correct and complete copies of the articles and bylaws of Cronus and its subsidiaries as presently in effect attached, as well as a Certificate of Good Standing from the various states of organization, and Certificates of Authority to do Business in each and every jurisdiction requiring such for the conduct of the business or operations of Cronus and its subsidiaries.

3.02.	Authorization.  Cronus and Acquiring Corporation, has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The board of directors governing Cronus and Acquiring Corporation has taken all action required by law and their governing documents to authorize the execution and delivery or this Agreement and the consummation of the transactions contemplated hereby This Agreement has been duly and validly executed and delivered and no other corporate action is necessary. This Agreement is a valid and binding obligation of Cronus and Acquiring Corporation, enforceable in accordance with its terms, except to the extent that: (a) the enforcement of certain rights and remedies created by this agreement is subject to bankruptcy, insolvency, reorganization and similar laws of general application affecting the rights and remedies of the parties, and (b) the enforceability of any particular provision of this Agreement under principles of equity or the availability of equitable remedies
(such as specific performance, injunctive relief, waiver or other equitable remedies) is subject to the discretion of court.

3.03.	Compliance with Law.   Cronus and each of its subsidiaries are in
compliance with all laws, regulations and orders applicable to their respective businesses. Neither Cronus nor any of its subsidiaries has received any notification that they or any of them are in violation or any law, regulation or order and no such violation exists.

3.04.	No Violations.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will:
(a) violate any provision of the articles or bylaws of Cronus or any of its subsidiaries, (b) violate, be in conflict with, constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or cause or permit the acceleration of the maturity or any (i) debt, (ii) obligation,
(iii) contract, (iv) commitment or (v) other agreement to which Cronus or any of its subsidiaries is or are a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrance or charge of any kind upon any of the property or assets of Cronus and/or any of its subsidiaries under any debt, obligation, contract, agreement or commitment to which Cronus and/or any of its subsidiaries is or are a party or by which Cronus and/or any of its subsidiaries is or are bound, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority by which Cronus and/or any of its subsidiaries is or are a party.

3.05.	Subsidiaries and Affiliates.  Paragraph 3.05 of the Cronus Disclosure
Schedule lists all subsidiaries of Cronus.

3.06.	Consents and Approvals of Government Authorities.  No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Cronus and the consummation of the transactions contemplated hereby.

3.07.	Financial Statements.  Cronus at Closing has furnished Black Diamond with audited, consolidated balance sheets as of December 3l, 1994, and December 3l, 1995 (the Cronus Balance Sheets), and audited, consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1993, December 31, 1994, and December 31, 1995, as well footnotes thereto (collectively, the Cronus Operating Statements and Footnotes). The Cronus Balance Sheets, Operating Statements and Footnotes have been audited and examined by independent certified public accountants. The Cronus Balance Sheets, Operating Statements and Footnotes are in accord with the books and records of Cronus and they fairly present the assets, liabilities and financial condition of Cronus as of the date thereof and the results of Cronus' operations, all in accordance with (GAAP consistently followed and presented in accordance with the rules and regulations promulgated under the Securities Act and Use Exchange Act.

3.08.	No Undisclosed Liabilities or Obligation's.  The Cronus Balance
Sheets list in the appropriate category or categories all liabilities and obligations of Cronus and its subsidiaries as of the date thereof Cronus and its subsidiaries as of Closing have no obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due (herein "liabilities") except
(a) liabilities which have been fully reflected or reserved against the Cronus Balance Sheets, which reserves are appropriate and reasonable;
(b) liabilities incurred in the ordinary course of business and consistent with past practice since the date of the Cronus Balance Sheets; and (c) as otherwise set forth in paragraph 3.08 of the Cronus Disclosure Schedule.

3.09.	Absence of Certain Changes. Except as set forth in paragraph 3.09 of the Cronus Disclosure Statement, since the date of the 1995 Cronus Balance Sheet, neither Cronus nor any of its subsidiaries have;

(a)	suffered any material and adverse change in their respective financial conditions, working capital, assets, liabilities, reserves, business, operations or prospects;

(b)	suffered any loss, damage, destruction or other casualty materially and adversely affecting any of the properties, assets or business of Cronus and/or its subsidiaries (whether or not covered by insurance);

(c)	borrowed or agreed to borrow any funds or incurred, or assumed or became subject to, whether directly or by way of guarantee or otherwise, any obligation or liability except obligations and liabilities incurred in the ordinary course of business and consistent with past conduct;

(d)	paid, discharged or satisfied any claims, liabilities or obligations, other than payments, discharges or satisfactions in the ordinary course of
business and consistent with past practice of 	liabilities or obligations
reflected or reserved against in the Cronus Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Cronus Balance Sheet;

(e)	permitted or allowed any of their property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrances, restriction or charge of any kind;

(0	written down the value of any inventory or written off as uncollectible any notes or accounts receivable;

(g)	canceled any debts or waived any claims or rights of substantial value, or sold, transferred, or otherwise disposed of any of their properties or assets (real, personal or mixed, tangible or intangible);

(h)	licensed or disposed of or permitted to lapse any rights to the use of any patent, trademark, trade name, technology, process, or other intangible asset, copyright, or disposed of or disclosed to any person any such matters not theretofore a matter of public knowledge;

(I)	granted any general increase in the compensation of their respective directors, officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any such director, officer or employee;

0)	made any capital expenditure or commitment in excess of $50,000 individually or in excess of $50,000 in the aggregate for additions to property, plant or equipment;

(k)	declared, paid or set aside for payment any dividend or other distribution in respect of the Common Stock or (directly or indirectly) redeemed, purchased or otherwise acquired any of its Common Stock or other securities;

(I)	made any change in any method of accounting practice;

(m)	paid, loaned or advanced any amounts to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of their respective directors, officers or affiliates;

(n)	entered into any other transaction, contract or commitment other than in the ordinary course of business;

(o)	been subject to any other event or condition of any character that has or might reasonably have a material and adverse effect upon their financial condition, business, assets or properties; or

(p)	agreed, whether in writing or otherwise, to take any action described in this paragraph.

3.10.	Title to Properties; Encumbrances. The Cronus  Balance Sheets list in the appropriate category or categories all of the assets of Cronus and its subsidiaries (real, personal and mixed, tangible and intangible) as of the dates thereof. Since the date of said balance sheets, neither Cronus nor any of its subsidiaries have acquired or disposed of any assets (herein "assess") except (a) assets acquired or disposed of in the ordinary course of business and consistent with past practice since the date of the Cronus Balance Sheets and (b) as otherwise set forth in paragraph 3.10 of the Cronus Disclosure Schedule. Cronus and its subsidiaries have good and marketable title to, or a valid leasehold interest in, all such assets and each is disclosed, as appropriate, in the Cronus
Balance Sheets None of such properties or assets is subject to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind except the following: (a) liens shown on the Cronus Balance Sheets securing specified liabilities or obligations with respect to which no default exists; (b) liens disclosed in paragraph 3.10 of the Cronus Disclosure Schedule; (c) minor imperfections of title, if any, none of which (individually or in the aggregate) is substantial in amount, materially detracts from the value or impairs the existing use of the property subject thereto, or impairs the operations of the entity owning the same, and (d) liens for current taxes not yet due and payable.

3.11	Contracts and Commitments; No Default.  The Cronus Balance Sheets or
Footnotes list all material contracts and commitments to which Cronus and/or any of its subsidiaries is or are a party, including promissory notes, as of the date thereof Except as set forth in Paragraph 3.11 of the Cronus Disclosure Schedule:

(a)	neither Cronus nor any of its subsidiaries has any employment agreement with any officer, director, employee or agent, nor any agreement that contains any severance or remuneration pay liabilities or obligations;

(b)	neither Cronus nor any of its subsidiaries has any employee to whom it is paying aggregate direct remuneration at the annual rate of mote than $50,000 for services rendered or commissions at a rate which (based on sales by such employee daring the last fiscal year) would exceed $50,000;

(c)	neither Cronus nor any of its subsidiaries has any collective bargaining or union contract agreements;

(d)	neither Cronus nor any of its subsidiaries is restricted by agreement from carrying on their respective businesses or any part thereof anywhere in the world or from competing in any line of said businesses with any person;

(e)	neither Cronus nor any of its subsidiaries has any debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation, of others;

(f)	neither Cronus nor any of its subsidiaries has any outstanding loan to any person;

(g)	neither Cronus nor any of its subsidiaries has any obligation or liability as guarantor, surety, co-signor, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any other person;

(h)	neither Cronus nor any of its subsidiaries is subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person;

(I)	neither Cronus nor any of its subsidiaries is a party to any agreement, contract, commitment or loan to which any of its directors, officers or affiliates or any of their affiliates is a party;

(j) there am no outstanding sales or purchase contracts, commitments or proposals of Cronus or any of its subsidiaries which will result in any loss exceeding $ 10,000 upon completion or performance thereof, after allowance for direct distribution expenses, except sales or purchase contracts, commitments or proposals which, in the aggregate, call for fixed and/or contingent payments thereunder of less than $10,000 per year;

(k)	neither Cronus nor any of its subsidiaries is a party to any purchase or sale contract or agreement which continues for a period of more than twelve months (including periods covered by any option to renew);

(I)	neither Cronus nor any of its subsidiaries is under any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, retailers or other customers;

(m)	neither Cronus nor any of its subsidiaries have given any irrevocable power of attorney to any person, firm, corporation or other entity for any purpose whatsoever, except the appointment of agents to accept service of process; and

(n)	except for agreements, contracts, commitments or restrictions referred to in this section or elsewhere specifically disclosed pursuant to this Agreement, neither Cronus nor any of its subsidiaries has any agreement, contract, commitments or restriction which is material to any of their respective businesses, operations or prospects (for the purpose of this subsection, any agreement, contract, commitment or restriction may be deemed "immaterial" if it may be canceled on 30 days' notice without premium, penalty or forfeiture and it calls for fixed and/or contingent payments thereunder of less than $10,000 per year).

All contracts, agreements, commitments or restrictions referred to in this section are valid and enforceable in accordance with their respective terms and neither Cronus nor any of its subsidiaries is in default in the performance of any of their respective obligations thereunder and no event of default has occurred which (whether with or without notice, lapse of time, or both, or the happening or the occurrence of any other event would constitute a default thereunder.

3.12.	Litigation.  There is no legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation pending or involving Cronus or any of its subsidiaries, or which questions or challenges the validity of this Agreement, or any action to be taken by Cronus pursuant to this Agreement or in connection with the transactions contemplated hereby, and Cronus and its subsidiaries do not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation, except as disclosed in Paragraph 3.13 of the Cronus Disclosure Statement. Neither Cronus nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on their respective business practices or on their ability to acquire any property or conduct their respective businesses in any area.

3.13.	Tax returns. Cronus and its subsidiaries have duly filed all federal, state and local tax reports and returns required to be filed by them and have duly paid all taxes and other charges due or claimed to be due from them by federal, state and local taxing authorities; further, the reserves for taxes reflected in the Cronus Balance Sheets, if any, are adequate, and there are no tax liens upon any property or assets of Cronus or its subsidiaries.

3.14.	SEC Report.  Paragraph 3.14 of the Cronus Disclosure Schedule
contains the Form l0-Q as of and for the nine months ended September 30, 1995, as filed by Cronus with the Securities and Exchange Commission
(the "Commission" ) pursuant to the Exchange Act. This report was prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, and does not contain any untrue statement of a material fact or omit to state any material fact requited to be stated therein or necessary in order to make the statements therein, in light of the registration statements in which they were made, not misleading. Although prepared, Cronus has not filed all reports with the Commission required to be filed by it prior to the period ended March 31, 1996.

3.15.	Disclosure.   No representations or warranties by Cronus in this
Agreement and no statement contained in any document (including, without limitation, the Cronus Disclosure Schedule), certificate, or other writing furnished by Cronus to Black Diamond pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein of therein, in light of the circumstances under which they were made, not misleading; further, there are no facts known to Cronus or its subsidiaries which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition (financial or otherwise), results of operations, assets, liabilities or businesses of Cronus and/or its subsidiaries which have not been disclosed in this Agreement.

3.16.	Corporate Status.   Cronus is currently  trading on NASDAQ bulletin
board under the symbol "CRON". The total number of shares of restricted common stock issued and outstanding, as of May 23, is 4,662,000 and the total number of free trading is 6,251,667, with a total of 40,000,000 shares authorized and approximately 350 shareholders of record. Shareholders have agreed to surrender 3,500,000 shares of Cronus restricted common stock which have not been subtracted from the issue and outstanding shares. The total number of shares issued and outstanding upon completion of the merger shall be approximately 20,487,737.
Cronus has not filed the December 31, 1995 10-K or the March 31, 1996 and June 30, 1996 10-Q's. Cronus will file all SEC filings at the earliest date possible.


ARTICLE IV: Conduct of Black Diamond Pending Closing

Pending Closing and until the Termination Date:

4:01.	Regular Course of Business. Black Diamond and its subsidiaries, if any, will carry on their respective businesses diligently and substantially in the same manner as heretofore conducted, and Black
Diamond and such subsidiaries shall not institute any new methods of purchase, sale, lease, management, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business and consistent with past practice.

4.02.	Capital Changes.  Neither Black Diamond nor any of its subsidiaries, if any, shall issue or sell, or issue options, warrants to purchase, conversion privileges or other rights to subscribe to, or enter into any arrangement or contract with respect to, any interests therein or any of their other securities, or make any other changes in their capital structure.

4.03.	Subsidiaries.  Neither Black diamond nor any of its subsidiaries, if any, shall organize any subsidiary, acquire any capital stock or other equity security of any entity or acquire any interest (equity, debt or otherwise) in any business.

4.04.	Organization.   Black Diamond and its subsidiaries, if any, shall
preserve their existence and business organizations intact, keep available their key employees, and preserve their relationships with suppliers, dealers, licenses, licensees, distributors, customers and others having business relations with them.

4.05.	Contracts.   No contracts or commitments shall be entered into by
or on behalf of Black Diamond or any of its subsidiaries, if any, except in the ordinary course of business.

4.06.	No Default; Amendment.   Neither Black Diamond nor any of its
subsidiaries, if any, shall do any actor omit to do any act, or permit any act or omission to act, which shall cause a material breach of any material contract or commitment of Black Diamond or any of its subsidiaries, nor shall they amend any material contract.

4.07.	Compliance with Laws.   Black Diamond and its subsidiaries,
if any, shall duly comply with all laws applicable to them and their properties, operations, businesses and employees.

4.08.	Tax Returns.   Black Diamond and its subsidiaries, if any, shall
promptly prepare and file all federal, state,local and foreign tax returns and amendments thereto required to be filed by them.

4.09.	No Acquisitions or Sales.   Neither Black Diamond nor any of its
subsidiaries, if any, will approve or undertake in any manner any merger, consolidation, asset acquisition or disposition or tender offer or other takeover transaction or furnish or cause to be furnished any information concurring their business, properties or assets to any person (other than to Cronus) which is interested in any such transaction, or solicit or encourage any inquiries or proposals for the acquisition of all or any part of their capital interests, assets or business.

ARTICLE V: Obligations of Black Diamond, Cronus and Acquiring Corporation Pending Closing.

Black Diamond, Cronus and Acquiring Corporation hereby covenant and agree with one another that:

5.01. Full Access. Black Diamond, Cronus and Acquiring Corporation shall afford to one another, their respective counsel, officers, directors, accountants and authorized representatives full access to one another's physical facilities, books and records in order that they may each have full opportunity to make such investigations as they shall desire to make of the affairs of one another; provided, however, that any such investigation shall be conducted in such a manner so as nor to interfere unreasonably with the operation of the business of either Black Diamond, Cronus and Acquiring Corporation, and, further, each of the parties hereto shall cause their respective officers, directors and independent and in-house accountants and attorneys to furnish such additional financial and operating data and other information as either shall from time to time reasonably request, including access to the working papers of their independent certified public accountants.

5.02.	Confidentiality. Black Diamond, Cronus and Acquiring Corporation
shall (and shall cause their respective counsel, officers, directors, accountants and representatives to) hold in confidence and not disclose to others for any reason whatsoever, any and all information received by any one or more from one or more of the others in connection with the transactions contemplated hereby that any party identifies with reasonable specificity in writing as proprietary ("propriety information"), except to the extent that such Proprietary Information was previously known to the party to whom it is being disclosed or was otherwise available from third persons without restriction on its further use or disclosure or was otherwise not legally protectable as proprietary information; provided, however, that nothing herein contained shall be deemed to preclude either party from (a) asserting that any document or information whether or not embodied in a document asserted by any party to be proprietary is not entitled to protection as such on the grounds that such Proprietary Information was previously known to the party to whom it was disclosed or was otherwise available from third persons without restriction on its further use or disclosure or otherwise not legally protectable as proprietary, (b) thereafter freely using or disclosing such information unless a court of competent jurisdiction finally determines that this provision does not apply to such information,
(c) disclosing information if required by law, regulation , court or administrative order.

5.03.	Audited Financial Statements. On or prior to Closing, Black Diamond shall deliver to Cronus and Acquiring Corporation the Audited Black
Diamond Balance Sheets, and Footnotes and an unqualified opinion from independent certified public accountants pertaining thereto. The presentation of the foregoing shall be in such a manner so as to comply with the rules and regulations under the Securities Act and Exchange Act. Correspondingly, on or prior to Closing, Cronus shall deliver to Black Diamond an unqualified audit opinion by independent certified public accountants on the Audited Cronus Balance Sheets, Operating Statements and Footnotes. The presentation of the foregoing shall be in such a manner so as to comply with the rules and regulations under the Securities Act and the Exchange Act.

5.04.	Further Assurances. Black Diamond, Cronus and Acquiring Corporation
shall after the Execution Date and Closing execute and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement.

5.05	Public Announcement.  Black diamond, Cronus and Acquiring Corporation shall consult with each other before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement prior to such consultation. Approval by Black Diamond, Cronus or Acquiring Corporation of such press releases and public statements shall not be unreasonably withheld.


ARTICLE VI: Conditions to Black Diamond's Closing Obligation

The obligation of Black Diamond to effect the transactions contemplated herein shall be subject to the satisfaction, on or before Closing, of each of the following conditions.

6.01.	Representations and Warranties True.  The representations and warranties of Cronus and Acquiring Corporation contained herein, in the Cronus Disclosure Schedule and in all certificates and other documents delivered by Cronus to Black Diamond pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of Closing.

6.02.	Performance.  Cronus shall have performed and complied with all agreements, obligations, conditions and covenants required by this Agreement to be performed or complied with by it on or prior to Closing.

6.03.	Delivery of Audited Cronus Financial Statements. Cronus shall deliver to Black Diamond, Audited Cronus Financial Statements and the financial statements required in the filing by Cronus as of and for the three months ended March 31, 1996, on form l0-Q.

6.04.	No Governmental Proceeding or Litigation.  No suit, action,
investigation, inquiry or other proceeding by any governmental body or other person or entity or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which if successfully asserted would otherwise have a material and adverse effect on the conduct of the business or assets of Cronus or its subsidiaries.

6.05.	Delivery of Consideration. Cronus shall have delivered that
consideration set forth in Article I.


ARTICLE VII: Conditions to Cronus' and Acquiring Corporation's Closing
Obligations

The obligation of Cronus and Acquiring Corporation to effect the transactions contemplated herein shall be subject to the satisfaction, on or before Closing, of each of the following conditions:

7.01.	Representations and Warranties True. The representations and warranties of Black Diamond contained herein, in the Black Diamond Disclosure Schedule and in all certificates and other documents delivered by Black Diamond pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of Closing.

7.02.	Performance.  Black Diamond shell have performed and complied with all agreements, obligations, conditions and covenants required by this Agreement to be performed or complied with by them on or prior to Closing.

7.03.	Delivery of Audited Black Diamond Financial Statements.  Black Diamond
shall have delivered to Cronus and Acquiring Corporation audited Black
Diamond Financial Statements.

7.04.	Delivery of Appraisal.  Black Diamond shall have delivered to Cronus and Acquiring Corporation appraisals in form, substance and amount acceptable to management of Cronus, all as previously represented and warranted to by Black Diamond.

7.05.	No Governmental Proceeding or Litigation. No suit, action,
investigation, inquiry or other proceeding by any governmental body or other person or entity or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which if successfully asserted would otherwise have a material and adverse effect on the conduct of the business or assets of Black Diamond or any of its subsidiaries.


ARTICLE VIII:  Termination and Abandonment

8.01.	Methods of termination. This Agreement may be terminated and the acquisition evidenced hereby abandoned at any time prior to Closing by:

(a)	mutual written consent of Black Diamond, Cronus and Acquiring
Corporation;

(b)	Black Diamond if those conditions provided for in Article VI of this
Agreement shall not have been met or waived in writing by Black Diamond on or prior to July 31, 1996;

(c)	Cronus and Acquiring Corporation if those conditions provided for in
Article VII of this Agreement shall not have been met or waived in writing by Cronus on or prior to July 31, l996.

8.02. Procedure Upon Termination. In the event of termination and abandonment pursuant to subsections (b) or (c) of Section 8.01 hereof, written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate and the transactions contemplated hereby shall he abandoned without further action by either party. If this Agreement is terminated as provided herein:

(a)	each party will return all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and,

(b)	all Proprietary Information received by any party hereto with respect to the business of the other party or its subsidiaries shall not at any time be used for the advantage of, or disclosed to third Persons by, such party for any reason whatsoever, except as contemplated in
Article V, Section 5.02 hereof.


ARTICLE IX: General Provisions

9.01.	Waiver. Any failure on the part of the party to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

9.02.	Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given on the date of receipt if delivered in person or three days after such is sent by prepaid, first class, registered or certified mail, return receipt requested, or, again, on the date of receipt if sent by facsimile as follows: if to Black Diamond, Mr., James Ashpole, 8026 W. Aster Dr., Peoria, AZ 85381, and if to Cronus, Mr. Jon Roberts at 660 S. Freeman Rd., Tucson, Arizona 85748, (520) 751-4585.

9.03.	Entire Agreement.  This Agreement (and the documents, notes, lists and other agreements executed in connection and on even date herewith, including the respective Disclosure Schedules) constitutes the entire agreement between the parties regarding the subject matter hereof, and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto and relating to the subject matter hereof.

9.04.	Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

9.05.	Governing Law.  This Agreement shall he governed by and construed and enforced in accordance with the laws of the State of Arizona.

9.06.	Counterparts. This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

9.07.	No Oral Modification. This Agreement may be amended solely in writing, and only after the mutual agreement of the parties.

9.08.	Survival of Representations, Warranties and Covenants. The
representations, warranties, covenants and agreements contained herein shall survive Closing for a period of two years at which time they shall expire.

9.09.	Severability. The invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this Agreement shall be construed in all material respects as if such invalid or unenforceable provisions were omitted.

9.10.	Successor and Assigns.  This Agreement, and each and every provision hereof, shall be binding upon and inure to the benefit of the parties, their respective successors, successors-in-title and assigns, and each and every successor-in-interest to any party, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, who shall hold such interest subject to all of the term's and
conditions of this Agreement.   Notwithstanding the foregoing, this
agreement and the rights and obligations hereunder shall not be assignable or delegable by any party.

9.11.	Brokers.  Neither Black Diamond, Cronus nor Acquiring Corporation
have engaged or are otherwise liable for any amount due or to become due to any broker or sales agent in regards of the transactions giving rise to and evidenced by this Agreement In the event that any claim is asserted by any person claiming a commission or finder's fee with respect to this Agreement or the transactions contemplated hereby and arising from any act, representation or promise of a party hereto or its representatives, such party shall indemnify, save, defend and hold every other party harmless from and against any and all such claims, as well as against all costs and expenses related thereto, including attorneys' fees and costs.

9.12.	Expenses. Each party shall pay its own expenses incurred by or on behalf of it in connection with the authorization, preparation, execution and performance of this Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered.

BLACK DIAMOND MINING CORP., an Arizona corporation



By:			s/s James Ashpole
	James Ashpole, President



CRONUS CORPORATION, a Nevada corporation


By:			s/s Jonathan Roberts
		Jon Roberts, President




BIG BUG ACQUISITION COMPANY, a Arizona corporation


By:		s/s Jonathan Roberts
	Jon Roberts, President
































EXHIBIT 5

BLACK DIAMOND MINING INC.'S LELAN-DIVIDEND MINING CLAIMS

Black Diamond Mining Inc., a wholly owned subsidiary of Cronus Corporation, owns the Lelan-Dividend Mining Group Claims by way of mining deeds.

Location
The Lelan-Dividend Group of Mining Claims comprises 15 claims covering about 241 acres of mineral lands. The property is twelve air miles south east of Prescott. By road it is 26 miles from Prescott and 6 miles from Humbolt. It is reached from Prescott by taking Highway 69 to a short distance beyond Humbolt then taking a side road to the right through the Iron King property.
The group of claims is situated on the head waters of the Galena and Ticonderoga Gulch on the East slope of Mt. Elliott in the Big Bug Mining District, Yavapi County, Arizona.

Access
Primary access to the area is via a dirt and gravel road assessable via a pickup or other high clearance vehicle. The road adjoins other similar dirt and gravel roads in the area and connects with Highway 69 near Poland Junction approximately 5 miles to the east of the property. While the road appears to be passable for heavy-duty truck traffic, improvements to the road may need to be made to make it passable for 18-wheeler truck traffic.

The District
The Big Bug Mining District is on the North Eastern slope of the Bradshaw Mountains and extends from Big Bug Mesa to the Agua Fria Valley. It ranges in altitude from 4,500 to 7,000 feet.